© 2024 Morningstar. All Rights Reserved. Morningstar Wealth and AssetMark Strategic Alliance Frequently Asked Questions Updated July 24, 2024 What is happening? AssetMark and Morningstar have entered into an agreement in which AssetMark will acquire approximately $12 billion in assets administered on the Morningstar Wealth Turnkey Asset Management Platform (TAMP). Financial advisors and clients on Morningstar Wealth’s TAMP will be able to have their accounts transitioned to AssetMark’s platform, which provides industry-leading service, advisor technology, business consulting, and a carefully curated set of investment strategists. Morningstar Wealth will continue to manage the investment strategies of the transitioned assets on AssetMark’s platform. Financial advisors currently working with AssetMark will gain access to a wide range of model portfolios and SMAs managed by the Morningstar Investment Management team, which has over $290 billion of assets under management and advisement globally. Morningstar Wealth will join the AssetMark platform as a third-party strategist and continue to expand its lineup of investment services that meet the needs of advisors and their clients. Why is Morningstar doing this deal? This alliance allows each party to lean into its relative strengths: Morningstar Wealth in leveraging our data and research to deliver a full spectrum of investment products, and AssetMark in providing clients with a best-in-class advisor experience. The Morningstar Wealth TAMP was launched in 2001. The cost of maintaining and improving it is significant, and scale is important for success. In the U.S., we believe the best way to scale our business is to reach more clients with our investment products, and to allow others like AssetMark to own the technology platform. The alliance is expected to bring our professionally managed investments to more advisors across the U.S. in a way that supports profitable, long-term growth. How is the transaction structured? Under the terms of the agreement, AssetMark will make an upfront payment to Morningstar at closing. Morningstar has the potential to receive an additional payment tied to the transition of clients and assets to the AssetMark platform during the 12-month period post- closing, plus upside opportunities for attracting new assets to the AssetMark platform after that time. What are the Morningstar Wealth product implications? After the transaction closes later this year, we will begin to sunset our U.S. TAMP. We remain committed to Morningstar Wealth as a growth driver for the company over the long term, and our goal is to continue to build assets in investment strategies distributed on third-party platforms as well as on our International Wealth Platform to support the segment’s revenue growth and improved profitability. Other offerings under Morningstar Wealth, including Office, ByAllAccounts, Investor, and international products, will also continue operating as usual. With the transaction, we will have a focused investment management business in the U.S. without the complexity of a legacy platform, which has faced secular headwinds. We’ll also focus on our International Wealth platform, which came out of our 2022 acquisition of Praemium's international operations. In the UK, in particular, we are gaining share as a challenger with growth in line with our expectations. We've also had success cross-selling Morningstar Investment Management products to existing clients on the International Wealth platform, creating a significant opportunity for growth. Why is AssetMark the right fit? We share a common culture and ambition to empower advisor growth and investor success. What is the expected financial impact for the Morningstar Wealth segment? We expect to see a reduction in revenue post-closing from fees related to our TAMP. We also expect to maintain certain operating costs (and incur other one-time costs) through the transition period which will wind down as clients and assets transfer to AssetMark. Once the 12- month transition period has concluded, we expect to see a positive run-rate impact on adjusted operating income for Morningstar Wealth, as planned cost reductions will more than offset lower revenue. How does this change your proposition for advisors and wealth managers? Advisors are central to our mission of empowering investor success. Morningstar has a long history of supporting advisors and wealth managers directly and indirectly to deliver personalized advice through our content, technology, and investment products. Today we serve approximately 300,000* advisors directly through our proprietary data, APIs, investment strategies, or workflow software such as Advisor Workstation, and we serve another estimated 125,000 unique advisors indirectly by integrating our data, strategies, managed accounts, and capabilities with third parties. As we look ahead in North America, we are leaning into the parts of the advisor workflow where we believe the clarity of Morningstar’s data and research intelligence adds the most value. That’s primarily in proposal creation, investment research, investment management, and

Morningstar Wealth and AssetMark Strategic Alliance Frequently Asked Questions © 2024 Morningstar. All Rights Reserved. retirement services. We see good growth opportunities with independent advisors as well as broker dealers in these areas. For other parts of the advisor workflow, we’ve been making it easier to team with third parties, both on our own platform and on others’. Advisor Workstation, for example, recently integrated with iCapital to enable side-by-side reviews of traditional and alternative investments and with Luma Financial Technologies to bring users structured product data and analytics. In the U.S., our newly announced alliance with AssetMark is the latest example of how we’re teaming up to support other parts of the advice journey. In our international markets, we will do all this but also continue to operate and invest in the fast-growing International Wealth Platform to support advisors’ end-to-end workflow. What is the purchase price and total consideration for the transaction? Under the terms of the agreement, AssetMark will make an upfront payment to Morningstar at closing. That payment will be determined by the value of TAMP assets being assigned at closing. If assets are above a minimum threshold, Morningstar will receive $65 million. That amount is subject to a downward revision, with a floor, if closing asset value is below the threshold. As of June 30, the expected value of the assets being transferred exceeds this minimum threshold. Morningstar has the potential to receive an additional post-closing payment tied to the successful transition of clients and assets to the AssetMark platform through the 12-month period following closing. Assuming current asset values, this payment would total approximately $35 million, which is subject to both upward and downward revision. Why is Morningstar not transferring its assets outside the US to a third-party platform? Is there something structurally different in markets outside the US (particularly in the UK) which makes it financially more attractive for Morningstar to continue to run its own wealth platform? We remain committed to our International Wealth Platform. It is a challenger platform that’s gaining market share from larger incumbents in the U.K. and helping to drive flows to Morningstar Managed Portfolios, supporting Morningstar Wealth revenue growth. What is the financial impact of the transaction in 2025 and 2026? We expect to see a reduction in revenue post-closing from fees related to our TAMP. Assuming the transaction closes at the end of 2024 and based on today’s run-rate revenue and assumptions about the transition, we expect a net revenue decline of approximately $13 million in 2025 related to the loss of TAMP revenue offset by interim service fees from AssetMark. As we expect to maintain certain operating costs through the account transition period, we do not expect to fully offset the net revenue loss in 2025. Once the transition period has concluded, we expect to see a positive run-rate impact on adjusted operating income in 2026 for Morningstar Wealth, as planned cost reductions will more than offset lower TAMP revenue after the transition. What fee does Morningstar expect to charge to those clients on the TAMP platform for using its model portfolios via the AssetMark platform going forward? Is this lower than the current average basis point fee in the investment management business? For accounts on the TAMP, we currently charge a platform fee (which covers the services offered on the TAMP) and an investment management fee for investing in Morningstar Managed Portfolios. Following the transition to AssetMark, we’ll receive a negotiated strategist fee associated with assets invested in Morningstar Managed Portfolios but will no longer receive a platform fee. The fee will vary based on the investment strategy and is comparable to strategist fees we collect from other third-party platforms. What is the anticipated impact on Morningstar Wealth’s assets under management and advisement (AUMA)? As of June 30, 2024, TAMP assets totaled slightly more than $12 billion. The total assets transferred to AssetMark at closing and through the end of the transition period will vary depending on net flows and market performance. We include assets invested in our investment strategies offered on third-party platforms in AUMA and assets that are transferred to AssetMark but stay invested in Morningstar Managed Portfolios will continue to be included in the AUMA we report. We will receive a negotiated fee on these assets. *Previously disclosed numbers of advisor clients have not included Direct Compass users or advisors who directly access data or APIs outside of our software products. This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward- looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect

Morningstar Wealth and AssetMark Strategic Alliance Frequently Asked Questions © 2024 Morningstar. All Rights Reserved. Morningstar’s business and financial results are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law.